EXHIBIT A


                          FORM OF CLASS A CERTIFICATE


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.                             :        R-A-___

Cut-Off Date                                :        March 1, 1999

First Distribution Date                     :        April 26, 1999

Class Principal
Balance of this Certificate
("Denomination")                            :        $_________

Class Principal
Balance                                     :        $_________

Certificate Rate:                           :        ____%

CUSIP                                       :        _____________

Class                                       :        A-__

           Banc One Financial Services Home Equity Loan Trust 1999-1 Home Equity Loan Asset-Backed Certificates, Series 1999-1
                                  Class A-___

         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust consisting of closed-end fixed rate home equity loans (the "Home Equity Loans")

             MERRILL LYNCH MORTGAGE INVESTORS, INC., as Depositor

         Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Class Principal Balance of this Class A-___ Certificate at any time may be less than the Class Principal Balance set forth on the face hereof, as described herein. This Class A-___ Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Class A-___ Certificate nor the Home Equity Loans are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Class A-___ Certificate (obtained by dividing the Denomination of this Class A-___ Certificate by the Class Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Home Equity Loans deposited by Merrill Lynch Mortgage Investors, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-Off Date specified above (the "Agreement") among the Depositor, Banc One Financial Services, Inc., as Seller (the "Seller"), Bank One, Indiana, National Association, as Master Servicer (the "Master Servicer"), and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class A-___ Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A-___ Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Reference is hereby made to the further provisions of this Class A-___ Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Class A-___ Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Trustee.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  March 31, 1999

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION,
                                          as Trustee



                                        By: _________________________________
                                            Name:
                                            Title:

This is one of the Class A-___ Certificates referenced in the within-mentioned Agreement



By: __________________________________
    Authorized Officer of Norwest Bank
    Minnesota, National Association,
    as Trustee

                     [Reverse of Class A-___ Certificate]

           Banc One Financial Services Home Equity Loan Trust 1999-1
                  Home Equity Loan Asset-Backed Certificates,
                                 Series 1999-1

         This Certificate is one of a duly authorized issue of Certificates designated as Banc One Financial Services Home Equity Loan Trust 1999-1, Home Equity Loan Asset-Backed Certificates, Series 1999-1 (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate will have the benefit of an irrevocable and unconditional certificate guaranty insurance policy issued by Ambac Assurance Corporation (the "Certificate Insurer").

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month preceding the month of such Distribution Date.

         The Trustee shall make distributions in respect of a Distribution Date to each Certificateholder of record on the related Record Date (other than as provided below respecting the final distribution) by wire transfer to an account with a banking or financial institution in the United States or check or money order mailed to such Certificateholder at the address appearing in the Certificate Register. Distributions among Certificateholders shall be made in proportion to the Percentage Interests evidenced by the Certificates held by such Certificateholders. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Trustee specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Certificate Insurer and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Seller and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any such agent shall be affected by any notice to the contrary.

         Subject to provisions in the Agreement concerning adopting a plan of complete liquidation and to the consent of the Certificate Insurer if the termination would result in any draw under the Policy, the Holder of the Class R Certificate (other than the Tax Matters Person Residual Interest) may, at its option, terminate the Agreement on any date on which the aggregate Principal Balance of the Home Equity Loans is 5% or less of the Cut-Off Date Pool Principal Balance by purchasing, on the next succeeding Distribution Date, all of the outstanding Home Equity Loans at a price equal to the outstanding aggregate Principal Balance of the Home Equity Loans (subject to reduction as provided in the Agreement if the purchase price is based in part on the appraised value of any REO Property included in the Trust and such appraised value is less than the Principal Balance of the related Home Equity
Loan) and accrued and unpaid interest thereon at the weighted average of the Loan Rates through the end of the Collection Period preceding the final Distribution Date together with all amounts due and owing to the Certificate Insurer and any amounts owed to the Master Servicer.

         The obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee by the Master Servicer of the later of
(A) payment in full of all amounts owing to the Certificate Insurer, unless the Certificate Insurer shall otherwise consent and (B) the earliest of (i) the Distribution Date on which the Certificate Principal Balance has been reduced to zero, (ii) the final payment or other liquidation of the last Home Equity Loan in the Trust, (iii) the optional purchase by the Class R Certificateholder, the Master Servicer or the Certificate Insurer of the Home Equity Loans as described above and (iv) the Distribution Date in July 2026. Notwithstanding the foregoing, in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date of the Agreement.

         Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
             (Please print or typewrite name and address including
                         postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: _______________________________________
_____________________________________________________________________________.

Dated: _____________

                                        _____________________________________
                                        Signature by or on behalf of assignor

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________________
for the account of__________________________________________________________,
account number _________, or, if mailed by check, to________________________
____________________________________________________________________________
Applicable statements should be mailed to___________________________________
____________________________________________________________________________.

         This information is provided by ___________________________________, the assignee named above, or _______________________________________________,

as its agent.

                                                                     EXHIBIT B


                          FORM OF CLASS R CERTIFICATE


SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

[THIS CERTIFICATE REPRESENTS THE "TAX MATTERS PERSON RESIDUAL INTEREST" ISSUED UNDER THE AGREEMENT REFERRED TO BELOW AND MAY NOT BE TRANSFERRED TO ANY PERSON EXCEPT IN CONNECTION WITH THE ASSUMPTION BY THE TRANSFEREE OF CERTAIN DUTIES SPECIFIED IN THE AGREEMENT.]

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS R CERTIFICATE HAS NO PRINCIPAL BALANCE, DOES NOT BEAR INTEREST AND WILL NOT RECEIVE ANY DISTRIBUTIONS EXCEPT AS PROVIDED HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS SUCH TRANSFER IS MADE IN COMPLIANCE WITH THE PROVISIONS OF THIS CERTIFICATE AND SECTION 6.02(d) OF THE AGREEMENT. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE NOT IN COMPLIANCE WITH SUCH PROVISIONS SHALL BE VOID AND OF NO EFFECT.

Certificate No.   :                                  ____

Percentage Interest
evidenced by this
Certificate                                 :        [0.000001%][99.999999%]


           Banc One Financial Services Home Equity Loan Trust 1999-1 Home Equity Loan Asset-Backed Certificates, Series 1999-1
                                    Class R

         evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust consisting primarily of pool of closed-end fixed rate home equity loans (the "Home Equity Loans")

             Merrill Lynch Mortgage Investors, Inc., as Depositor

         This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Home Equity Loans are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that [Finance One Corporation] [Norwest Bank Minnesota, National Association] is the registered owner of the Percentage Interest evidenced by this Certificate specified above in the interest represented by all Certificates of the Class to which this Certificate belongs in a Trust consisting primarily of the Home Equity Loans deposited by Merrill Lynch Mortgage Investors, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement") among the Depositor, Banc One Financial Services, Inc., as Seller (the "Seller"), Bank One, Indiana, National Association, as Master Servicer (the "Master Servicer"), and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         No distributions are expected to be made on this Certificate. This Certificate does not have a principal balance or pass-through rate and will be entitled to distributions only to the extent set forth in the Agreement. In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee.

         No transfer, sale, pledge or other disposition of this Certificate shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and laws. In the event of any such transfer, other than the transfer of the Tax Matters Person Residual Interest to the Trustee, (i) unless such transfer is made in reliance upon Rule 144A (as evidenced by the investment letter delivered to the Trustee, in substantially the form attached to the Agreement as Exhibit H) under the 1933 Act, the Trustee and the Depositor shall require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor or (ii) the Trustee shall require the transferee to execute a certificate (in substantially the form attached to the Agreement as Exhibit E) and the transferee to execute an investment letter (in substantially the form attached to the Agreement as Exhibit H) acceptable to and in form reasonably satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee or the Depositor. The Holder of this Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of this Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate, acceptable to and in form satisfactory to the Trustee and the Depositor (such requirement is satisfied by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit E to the Agreement, as appropriate), to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer or (ii) in the case of this Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel in form satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of either the Trustee or the Trust, addressed to the Trustee, to the effect that the purchase or holding of this Certificate will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in the Agreement or to any liability.

         For purposes of clause (i) of the preceding paragraph, such representation shall be deemed to have been made to the Trustee by the transferee's acceptance of this Certificate, unless the Trustee shall have received from the transferee an alternative representation acceptable in form and substance to the Depositor. Notwithstanding anything else to the contrary herein or in the Agreement, any purported transfer of this Certificate to or on behalf of an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code without the delivery to the Trustee of an Opinion of Counsel in form satisfactory to the Trustee as described above shall be void and of no effect; provided, however, that the restriction set forth in this sentence shall not be applicable if there has been delivered to the Trustee an Opinion of Counsel in form satisfactory to the Trustee to the effect that the purchase or holding of this Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in the Agreement.

         The Trustee shall be under no liability to any Person for any registration of transfer of this Certificate that is in fact not permitted by
Section 6.02(d) of the Agreement or for making any payments due on this Certificate to the Holder hereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements. The Trustee shall be entitled, but not obligated, to recover from any Holder of this Certificate that was in fact an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code or a Person acting on behalf of any such plan at the time it became a Holder or, at such subsequent time as it became such a plan or Person acting on behalf of such a plan, all payments made on this Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder of this Certificate that is not such a plan or Person acting on behalf of a plan.

         Each Person who has or who acquires any Ownership Interest in this Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Depositor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in this Certificate are expressly subject to the following provisions:

              (i) Each Person holding or acquiring any Ownership Interest in this Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

              (ii) No Person shall acquire an Ownership Interest in this Certificate unless such Ownership Interest is a pro rata undivided interest.

         In connection with any proposed transfer of any Ownership Interest in this Certificate, the Trustee shall as a condition to registration of the transfer, require delivery to it, in form satisfactory to it, of each of the following:

                   A. an affidavit in the form of Exhibit I to the Agreement
              from the proposed transferee to the effect that such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in this Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and

                   B. a covenant of the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to this Certificate.

         Any attempted or purported transfer of any Ownership Interest in this Certificate in violation of the foregoing provisions shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the foregoing provisions, become a Holder of this Certificate, then the prior Holder of this Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of this Certificate was not in fact permitted by the Agreement, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of this Certificate.

         The Trustee shall be under no liability to any Person for any registration of transfer of this Certificate that is in fact not permitted by the Agreement or for making any distributions due on this Certificate to the Holder hereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the Trustee received the documents specified in clauses A. and B. above and in Section 6.02(d)(iii) of the Agreement. The Trustee shall be entitled to recover from any Holder of this Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on this Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of this Certificate that is a Permitted Transferee.

         If any Person other than a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of the above restrictions, then the Trustee shall have the right but not the obligation, without notice to the Holder of this Certificate or any other Person having an Ownership Interest herein, to notify the Depositor to arrange for the sale of this Certificate. The proceeds of such sale, net of commissions (which may include commissions payable to the Depositor or its affiliates in connection with such sale), expenses and taxes due, if any, will be remitted by the Trustee to the previous Holder of this Certificate that is a Permitted Transferee, except that in the event that the Trustee determines that the Holder of this Certificate may be liable for any amount due under Section 6.02(d) of the Agreement or any other provisions thereof, the Trustee may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale hereunder and under Section 6.02(d)(v) of the Agreement shall be determined in the sole discretion of the Trustee, and the Trustee shall not be liable to any Person having an Ownership Interest in this Certificate as a result of its exercise of such discretion.

         If any Person other than a Permitted Transferee acquires any Ownership Interest in a this Certificate in violation of the restrictions in this Section, then the Trustee will provide to the Internal Revenue Service, and to the persons specified in Sections 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations.

         The foregoing provisions shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Trustee, in form satisfactory to the Trustee, (i) written notification from each Rating Agency that the removal of the restrictions on transfer set forth in Section
6.02 of the Agreement will not cause such Rating Agency to downgrade its rating of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause the Trust to fail to qualify as a REMIC.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Trustee.

                                     * * *

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  March 31, 1999

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION,
                                          as Trustee



                                        By: _________________________________
                                            Name:
                                            Title:

This is one of the Class R Certificates
referenced in the within-mentioned Agreement



By: ________________________________________
       Authorized Officer of Norwest Bank
       Minnesota, National Association,
       as Trustee

                       [Reverse of Class R Certificate]

           Banc One Financial Services Home Equity Loan Trust 1999-1
                  Home Equity Loan Asset-Backed Certificates,
                                 Series 1999-1

         This Certificate is one of a duly authorized issue of Certificates designated as Banc One Financial Services Home Equity Loan Trust 1999-1, Home Equity Loan Asset-Backed Certificates, Series 1999-1 (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, then the first Business Day following such Distribution Date (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month preceding the month of such Distribution Date.

         The Trustee shall make distributions in respect of a Distribution Date to each Certificateholder of record on the related Record Date (other than as provided below respecting the final distribution) by wire transfer to an account with a banking or financial institution in the United States or check or money order mailed to such Certificateholder at the address appearing in the Certificate Register. Distributions among Certificateholders shall be made in proportion to the Percentage Interests evidenced by the Certificates held by such Certificateholders. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Trustee specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Certificate Insurer and of Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Seller and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any such agent shall be affected by any notice to the contrary.

         Subject to provisions in the Agreement concerning adopting a plan of complete liquidation and to the consent of the Certificate Insurer if the termination would result in any draw under the Policy, the holder of the Class R Certificate (other than the Tax Matters Person Residual Interest) may, at its option, terminate the Agreement on any date on which the aggregate Principal Balance of the Home Equity Loans is 5% or less of the Cut-Off Date Pool Principal Balance by purchasing, on the next succeeding Distribution Date, all of the outstanding Home Equity Loans at a price equal to the outstanding aggregate Principal Balance of the Home Equity Loans (subject to reduction as provided in the Agreement if the purchase price is based in part on the appraised value of any REO Property included in the Trust and such appraised value is less than the Principal Balance of the related Home Equity
Loan) and accrued and unpaid interest thereon at the weighted average of the Loan Rates through the end of the Collection Period preceding the final Distribution Date together with all amounts due and owing to the Certificate Insurer and any amounts owed to the Master Servicer.

         The obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee by the Master Servicer of the later of
(A) payment in full of all amounts owing to the Certificate Insurer, unless the Certificate Insurer shall otherwise consent and (B) the earliest of (i) the Distribution Date on which the Certificate Principal Balance has been reduced to zero, (ii) the final payment or other liquidation of the last Home Equity Loan in the Trust, (iii) the optional purchase by the Class R Certificateholder, the Master Servicer or the Certificate Insurer of the Home Equity Loans as described above and (iv) the Distribution Date in July 2026. Notwithstanding the foregoing, in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date of the Agreement.

         Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
____________________________________________________________________________
____________________________________________________________________________
            (Please print or typewrite name and address including
                         postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: _______________________________________
_____________________________________________________________________________.


Dated: _____________

                                        ______________________________________
                                        Signature by or on behalf of assignor

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________________
for the account of__________________________________________________________,
account number _________, or, if mailed by check, to________________________
____________________________________________________________________________
Applicable statements should be mailed to___________________________________
____________________________________________________________________________.

         This information is provided by____________________________________, the assignee named above, or________________________________________________, as its agent.

                                                                     EXHIBIT C

                           HOME EQUITY LOAN SCHEDULE

                                                                     EXHIBIT D

                   MONTHLY INFORMATION DELIVERED TO TRUSTEE

                                                                     EXHIBIT E

                          ERISA REPRESENTATION LETTER



Norwest Bank Minnesota, National Association
Sixth and Marquette Street
Minneapolis, Minnesota 55479

       Re:   Banc One Financial Services Home Equity Loan Trust 1999-1
             Home Equity Loan Asset-Backed Certificates, Series 1999-1, Class R

Ladies and Gentlemen:

         Reference is made to the pooling and servicing agreement, dated as of March 1, 1999 (the "Pooling and Servicing Agreement") by and among Merrill Lynch Mortgage Investors, Inc., as Depositor (the "Depositor"), Banc One Financial Services, Inc., as Seller (the "Seller"), Bank One, Indiana, National Association, as Master Servicer (the "Master Servicer"), and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"), pursuant to which the Banc One Home Equity Loan Trust 1999-1, Home Equity Loan Asset Backed Certificates, Series 1999-1, Class R (the "Class R Certificates") were issued. Capitalized terms used herein but not defined shall have the meanings given them in the Pooling and Servicing Agreement.

         The undersigned acknowledges that the Class R Certificates may not be transferred except in accordance with the transfer provisions of the Pooling and Servicing Agreement.

         Pursuant to Section 6.02 of the Pooling and Servicing Agreement, the undersigned hereby represents and warrants:

         [ ] that it is not an employee benefit plan or arrangement subject to
         Section 406 of the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect the transfer of the Class R Certificates.

         [ ] that it is an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code, or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets; however, the undersigned has provided an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of the Class R Certificates by the undersigned will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.




                                             _________________________________


                                        By:  _________________________________
                                             Name:
                                             Title:

                                                                     EXHIBIT F

                           LETTER OF REPRESENTATIONS

                                                                     EXHIBIT G


                          FORM OF REQUEST FOR RELEASE


                                    [DATE]


Norwest Bank Minnesota, National Association
Sixth and Marquette Street
Minneapolis, Minnesota 55479


         Re: Banc One Financial Services Home Equity Loan Trust 1999-1 Home Equity Loan Asset-Backed Certificates, Series 1999-1
              ---------------------------------------------------------

Ladies and Gentlemen:

         In connection with the administration of the Home Equity Loans held by you as Trustee under the Pooling and Servicing Agreement dated as of March 1, 1999, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Banc One Financial Services, Inc., as seller (the "Seller"), Bank One, Indiana, National Association, as master servicer (the "Master Servicer"), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee") (the "Agreement"), we hereby request a release of the Mortgage File held by you as Trustee with respect to the following described Home Equity Loan for the reason indicated below.

Loan No.:         __________

Reason for requesting file:

____ a. Home Equity Loan paid in full. (The Master Servicer hereby certifies that all amounts received in connection with the payment in full of the Home Equity Loan which are required to be deposited in the Collection Account pursuant to Section 3.02 of the Agreement have been so deposited).

____ b. Retransfer of Home Equity Loan. (The Master Servicer hereby certifies that the Substitution Adjustment has been deposited in the Collection Account pursuant to the Agreement.)

____              c. The Home Equity Loan is being foreclosed.

____ d. The Home Equity Loan is being re-financed by another depository institution. (The Master Servicer hereby certifies that all amounts received in connection with the payment in full of the Home Equity Loan which are required to be deposited in the Collection Account pursuant to
                  Section 3.02 of the Agreement have been so deposited).

____              e. Other (Describe).

         The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Agreement and will promptly be returned to the Trustee when the need therefor by the Master Servicer no longer exists unless the Home Equity Loan has been liquidated.

         Capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

                                        BANK ONE, INDIANA, NATIONAL
                                        ASSOCIATION,
                                          as Master Servicer



                                        By: ________________________________
                                            Name:
                                                  Servicing Officer

                                                                     EXHIBIT H

                   FORM OF INVESTMENT LETTER [NON-RULE 144A]

                                    [DATE]


Merrill Lynch Mortgage Investors, Inc.
World Financial Center
250 Vesey Street
New York, New York 10281

Norwest Bank Minnesota, National Association
Sixth and Marquette Street
Minneapolis, Minnesota 55479

     Re:  Banc One Financial Services Home Equity Loan Trust 1999-1
          Home Equity Loan Asset-Backed Certificates, Series 1999-1, Class R
          ------------------------------------------------------------------

Ladies and Gentlemen:

                  In connection with our acquisition of the above-captioned Certificates, we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and
(g) we will not sell, transfer or otherwise dispose of any Certificates unless
(1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling Agreement.

                                        Very truly yours,

                                        [NAME OF TRANSFEREE]



                                        By: ________________________________
                                                   Authorized Officer

                           FORM OF RULE 144A LETTER


                                    [DATE]


Merrill Lynch Mortgage Investors, Inc.
World Financial Center
250 Vesey Street
New York, New York 10281

Norwest Bank Minnesota, National Association
Sixth and Marquette Street
Minneapolis, Minnesota 55479

       Re:  Banc One Financial Services Home Equity Loan Trust 1999-1
            Home Equity Loan Asset-Backed Certificates, Series 1999-1, Class R
            ------------------------------------------------------------------

Ladies and Gentlemen:

                  In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (c) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (e) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

                                                          ANNEX 1 TO EXHIBIT H
                                                          --------------------


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------

         [For Transferees Other Than Registered Investment Companies]


                  The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

                  i. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

                  ii. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

---------
(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                  ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

                  ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                  ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                  ___ Broker-dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

                  ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

                  ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

                  ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

                  ___ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

                  ___ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

                  ___ Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

                  iii. The term "securities" as used herein does not include
(i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

                  iv. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

                  v. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                  vi. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                        ____________________________________
                                        Print Name of Buyer


                                        By: ________________________________
                                            Name:
                                            Title:

                                        Date:      _________________________

                                                          ANNEX 2 TO EXHIBIT H
                                                          --------------------

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------

          [For Transferees That are Registered Investment Companies]


                  The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

                  1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

                  2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

                  ___ The Buyer owned $______ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

                  5. The Buyer is familiar with Rule 144A and under-stands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

                  6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                        ____________________________________
                                        Print Name of Buyer or Adviser


                                        By:  _______________________________
                                             Name:
                                             Title:

                                        IF AN ADVISER:


                                        ____________________________________
                                        Print Name of Buyer


                                        Date:_______________________________

                                                                     EXHIBIT I

      AFFIDAVIT OF TRANSFER OF RESIDUAL CERTIFICATES PURSUANT TO SECTION 6.02(d) OF THE AGREEMENT AND PURSUANT TO SECTION 860E(e)(4) OF THE
                  INTERNAL REVENUE CODE OF 1986, AS AMENDED

           Banc One Financial Services Home Equity Loan Trust 1999-1
                  Home Equity Loan Asset-Backed Certificates,
                                 Series 1999-1



STATE OF               )
                       ) ss.:
COUNTY OF              )


         The undersigned, being first duly sworn, deposes and says as follows:

         1. The undersigned is an officer of __________, the proposed Transferee of an Ownership Interest in a Class R Certificate (the "Certificate") issued pursuant to the Pooling Agreement, (the "Agreement"), relating to the above-referenced Series, among Merrill Lynch Mortgage Investors, Inc., as Depositor (the "Depositor"), Banc One Financial Services, Inc., as Seller (the "Seller"), Bank One, Indiana, National Association, as Master Servicer (the "Master Servicer"), and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"). Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

         2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

         3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

         4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

         5. The Transferee has reviewed the provisions of Section 6.02(d) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02(d) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

         6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

         7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

         8. The Transferee's taxpayer identification number is __________.

         9. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

         10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

                                     * * *

         IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ___ day of ________, ____.

                                        [NAME OF TRANSFEREE]



                                        By: ______________________________
                                            Name:
                                            Title:

 [Corporate Seal]

ATTEST:


____________________________________
[Assistant] Secretary

         Personally appeared before me the above-named ___________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

         Subscribed and sworn before me this ______ day of ______, ____.



                                        ____________________________________
                                                NOTARY PUBLIC

                                        My Commission expires the ______ day
                                        of ______, _____.

                                                        EXHIBIT 1 to EXHIBIT I


                              Certain Definitions
                              -------------------

         "Ownership Interest": As to any Certificate or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial as owner or pledge.

         "Permitted Transferee": Any Person other than (i) the United States, any State or political subdivision thereof or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Code Section 511 on unrelated business taxable income) on any excess inclusions (as defined in Code Section 860E(c)(1)) with respect to any Class R Certificate, (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(c), (v) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the transfer to such Person may cause the Trust to fail to qualify as a REMIC at any time that certain Certificates are Outstanding. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code
Section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of Freddie Mac, a majority of its board of directors is not selected by such governmental unit.

         "Person": Any individual, corporation, partnership, joint venture, bank, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                                                        EXHIBIT 2 to EXHIBIT I


                       Section 6.02(d) of the Agreement
                       --------------------------------

         (d) Except with respect to the initial transfer of the Class R Certificates by the Depositor to or upon the order of the Seller, no transfer, sale, pledge or other disposition of any Class R Certificate shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and laws. In the event of any such transfer, other than the transfer of the Tax Matters Person Residual Interest to the Trustee (i) unless such transfer is made in reliance upon Rule 144A (as evidenced by the investment letter delivered to the Trustee, in substantially the form attached hereto as Exhibit H) under the 1933 Act, the Trustee and the Depositor shall require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor or
(ii) the Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached hereto as Exhibit E) and the transferee to execute an investment letter (in substantially the form attached hereto as Exhibit H) acceptable to and in form reasonably satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee or the Depositor. The Holder of a Class R Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of a Class R Certificate or of any Class A Certificate in a Class of Class A Certificates with respect to which a Widely-Held Certification was not delivered on the Closing Date (each, an "ERISA-Restricted Certificate") shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate, acceptable to and in form satisfactory to the Trustee and the Depositor, (such requirement is satisfied by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit E hereto, as appropriate), to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to
Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer or (ii) in the case of any such ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel in form satisfactory to the Trustee which Opinion of Counsel shall not be an expense of either the Trustee or the Trust, addressed to the Trustee, to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability. For purposes of clause (i) of the preceding sentence, such representation shall be deemed to have been made to the Trustee by the transferee's acceptance of an ERISA-Restricted Certificate (or the acceptance by a Certificate Owner of the beneficial interest in any such Class of ERISA-Restricted Certificates) unless the Trustee shall have received from the transferee an alternative representation acceptable in form and substance to the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate to or on behalf of an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code without the delivery to the Trustee of an Opinion of Counsel in form satisfactory to the Trustee as described above shall be void and of no effect; provided, however, that the restriction set forth in this sentence shall not be applicable if there has been delivered to the Trustee an Opinion of Counsel in form satisfactory to the Trustee to the effect that the purchase or holding of an ERISA-Restricted Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement. The Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 6.02(d) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements. The Trustee shall be entitled, but not obligated, to recover from any Holder of any ERISA-Restricted Certificate that was in fact an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code or a Person acting on behalf of any such plan at the time it became a Holder or, at such subsequent time as it became such a plan or Person acting on behalf of such a plan, all payments made on such ERISA-Restricted Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder of such Certificate that is not such a plan or Person acting on behalf of a plan.

         Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Depositor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

         (i) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

         (ii) No Person shall acquire an Ownership Interest in a Class R Certificate unless such Ownership Interest is a pro rata undivided interest.

         (iii) In connection with any proposed transfer of any Ownership Interest in a Class R Certificate, the Trustee shall as a condition to registration of the transfer, require delivery to it, in form satisfactory to it, of each of the following:

                           A. an affidavit in the form of Exhibit I hereto
                  from the proposed transferee to the effect that such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and

                           B. a covenant of the proposed transferee to the
                  effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Class R Certificates.

         (iv) Any attempted or purported transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section, become a Holder of a Class R Certificate, then the prior Holder of such Class R Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Class R Certificate was not in fact permitted by this Section, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Class R Certificate that is in fact not permitted by this Section or for making any distributions due on such Class R Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Trustee received the documents specified in clause (iii). The Trustee shall be entitled to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Class R Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Class R Certificate that is a Permitted Transferee.

         (v) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Class R Certificate in violation of the restrictions in this Section, then the Trustee shall have the right but not the obligation, without notice to the Holder of such Class R Certificate or any other Person having an Ownership Interest therein, to notify the Depositor to arrange for the sale of such Class R Certificate. The proceeds of such sale, net of commissions (which may include commissions payable to the Depositor or its affiliates in connection with such sale), expenses and taxes due, if any, will be remitted by the Trustee to the previous Holder of such Class R Certificate that is a Permitted Transferee, except that in the event that the Trustee determines that the Holder of such Class R Certificate may be liable for any amount due under this Section or any other provisions of this Agreement, the Trustee may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Trustee and it shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

         (vi) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Class R Certificate in violation of the restrictions in this Section, then the Trustee will provide to the Internal Revenue Service, and to the persons specified in Sections 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations.

         The foregoing provisions of this Section shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Trustee, in form satisfactory to the Trustee, (i) written notification from each Rating Agency that the removal of the restrictions on transfer set forth in this Section will not cause such Rating Agency to downgrade its rating of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause the Trust to fail to qualify as a REMIC. The Trustee shall be the initial holder of the Tax Matter Person Residual Interest.

                                                                     EXHIBIT J


                          LIST OF SERVICING OFFICERS

                                                                     EXHIBIT K

           FORM OF LETTER REGARDING REPORTING OBLIGATIONS UNDER THE
                       SECURITIES EXCHANGE ACT OF 1934



                                        March 31, 1999


Banc One Financial Services, Inc.
8604 Allisonville Road
Indianapolis, IN 46250

          Re: Banc One Financial Services Home Equity Loan Trust 1999-1, Home Equity Loan Asset Backed Certificates, Series 1999-1
               ---------------------------------------------------------

Ladies and Gentlemen:

         Pursuant to and in reference to Section 9.14 of the Pooling and Servicing Agreement dated as of March 1, 1999 relating to the above referenced Certificates, please note the following:

         (a) CIK Number for Banc One Financial Services Home Equity Loan Trust 1999-1 (the "Trust"): 0001082443.

         (b)  CCC Number for the Trust: tin@s8uk.

         In order to comply with the reporting obligations for the Trust under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), the Master Servicer must file within 15 days following each Distribution Date a copy of the report distributed by the Master Servicer to the Certificateholders in a current report on Form 8-K. Such reports provide all current information ordinarily of interest to the Certificateholders. The Master Servicer must also report on a current report on Form 8-K any significant occurrences during the reporting period that would be reportable under Item 1, Item 2, Item 4 and Item 5. In addition, the Master Servicer should cause the filing of an annual report on Form 10-K within 90 days following the end of the Trust's fiscal year containing the following information:

         Part I, Item 3.      A description of any material pending
                              litigation;

         Part I, Item 4.      A description of any submission matters to vote
                              of Certificateholders;

         Part II, Item 5.     A statement of the number of Certificateholders
                              and the principal market, if any, in which the Certificates trade;

         Part II, Item 9.     A statement as to any changes in or disagreements
                              with the independent public accounts for the Trust;

         Part IV, Item 14.    A copy of the annual certificate of compliance
                              by an officer of the Master Servicer, and any Subservicer and the audit of the servicing by the independent accounting firm.

         No later than January 30 following the end of the fiscal year of the Trust during which there were 300 or fewer Certificate Owners, the Master Servicer should file a Form 15 in accordance with Section 9.14 of the Pooling and Servicing Agreement, deregistering the Trust and terminating the reporting obligations under the Exchange Act. All filings must be made through the EDGAR System and all acceptance slips from the filings should be saved as they will be needed for the annual certificate.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By:  ______________________________
                                             Name:
                                             Title:

                                                                   EXHIBIT M-1

         FORM OF TRUSTEE'S INITIAL CERTIFICATION AS TO MORTGAGE NOTES



                                        March 31, 1999


Merrill Lynch Mortgage Investors, Inc.
World Financial Center
North Tower
New York, New York  10281

Banc One Financial Services, Inc.
8604 Allisonville Road
Indianapolis, Indiana  46250

Bank One, Indiana, National Association
111 Monument Circle
Indianapolis, Indiana  46277

Ambac Assurance Corporation
One State Street Plaza
New York, New York  10004

     Re: Banc One Financial Services Home Equity Loan Trust 1999-1, Home Equity Loan Asset Backed Certificates, Series 1999-1
          ---------------------------------------------------------

Ladies and Gentlemen:

         Pursuant to Section 2.01 of the Pooling and Servicing Agreement dated as of March 1, 1999 (the "Pooling Agreement"), among Merrill Lynch Mortgage Investors, Inc., as Depositor, Bank One, Indiana, National Association, as Master Servicer, Banc One Financial Services, Inc., as Seller, and Norwest Bank Minnesota, National Association, as Trustee, we certify that, as to each Home Equity Loan listed in the Home Equity Loan Schedule (other than any Home Equity Loan paid in full or any Home Equity Loan specifically identified in the exception report annexed hereto as Annex I), (i) the original Mortgage Note (or a Lost Note Affidavit with a copy of the related Mortgage Note) included in each Mortgage File required to be delivered to us pursuant to the Pooling Agreement is in our possession and (ii) such Mortgage Note has been reviewed by us and appears regular on its face and relates to such Home Equity Loan.

         Attached is the Trustee's exceptions in accordance with Section 2.02 of the Pooling Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Pooling Agreement.

         The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability due authorization, recordability or genuineness of any of the documents contained in the Mortgage File of any of the Home Equity Loans identified on the Home Equity Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Home Equity Loan.

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION,
                                          as Trustee



                                        By:  ______________________________
                                             Name:
                                             Title:

                                                        ANNEX I TO EXHIBIT M-1

                             TRUSTEE'S EXCEPTIONS

                                                                   EXHIBIT M-2

                    FORM OF TRUSTEE'S INITIAL CERTIFICATION



                                    [DATE]

Merrill Lynch Mortgage Investors, Inc.
World Financial Center
North Tower
New York, New York  10281

Banc One Financial Services, Inc.
8604 Allisonville Road
Indianapolis, Indiana  46250

Bank One, Indiana, National Association
111 Monument Circle
Indianapolis, Indiana  46277

Ambac Assurance Corporation
One State Street Plaza
New York, New York  10004

     Re: Banc One Financial Services Home Equity Loan Trust 1999-1, Home Equity Loan Asset Backed Certificates, Series 1999-1
           ---------------------------------------------------------

Ladies and Gentlemen:

         In accordance with the provisions of Section 2.01 of the Pooling and Servicing Agreement, dated as of March 1, 1999 (the "Pooling Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Banc One Financial Services, Inc., as seller (the "Seller"), Bank One, Indiana, National Association, as master servicer (the "Master Servicer"), and Norwest Bank Minnesota, National Association, as trustee, the undersigned, as Trustee, hereby certifies that:

[we have reviewed each Mortgage and Assignment of Mortgage delivered to us, and with respect to each Home Equity Loan listed on the Home Equity Loan Schedule (other than any Home Equity Loan paid in full or any Home Equity Loan specifically identified in Annex I hereto):]

[in connection with the occurrence of an Assignment Event, we have reviewed the Mortgage Files, and with respect to each Home Equity Loan listed on the Home Equity Loan Schedule (other than any Home Equity Loan paid in full or any Home Equity Loan specifically identified in Annex I hereto):]

         1. all documents constituting part of such Mortgage File required to be delivered to it pursuant to Section 2.01 of the Pooling Agreement are in our possession;

         2. such documents have been reviewed by us, appear to be what they purport to be and relate to such Home Equity Loan; and

         3. based on our examination and only as to the foregoing, the information set forth in the Home Equity Loan Schedule which corresponds to items (ii), (iii), (iv), (v), (vi), (vii) and (viii) of the definition of "Home Equity Loan Schedule" in the Pooling Agreement accurately reflects information set forth in the Mortgage File.

         The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability due authorization, recordability or genuineness of any of the documents contained in the Mortgage File of any of the Home Equity Loans identified on the Home Equity Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Home Equity Loan.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling Agreement.

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION,
                                          as Trustee



                                        By: ______________________________
                                            Name:
                                            Title:

                                                        ANNEX I TO EXHIBIT M-2

                             TRUSTEE'S EXCEPTIONS

                                                                   EXHIBIT M-3

           FORM OF TRUSTEE'S FINAL CERTIFICATION AS TO MORTGAGE FILE



                                        [DATE]

Merrill Lynch Mortgage Investors, Inc.
World Financial Center
North Tower
New York, New York  10281

Banc One Financial Services, Inc.
8604 Allisonville Road
Indianapolis, Indiana  46250

Bank One, Indiana, National Association
111 Monument Circle
Indianapolis, Indiana  46277

Ambac Assurance Corporation
One State Street Plaza
New York, New York  10004

     Re: Banc One Financial Services Home Equity Loan Trust 1999-1, Home Equity Loan Asset Backed Certificates, Series 1999-1
           ---------------------------------------------------------

Ladies and Gentlemen:

         In accordance with the provisions of Section 2.01 of the Pooling and Servicing Agreement, dated as of March 1, 1999 (the "Pooling Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Banc One Financial Services, Inc., as seller (the "Seller"), Bank One, Indiana, National Association, as master servicer (the "Master Servicer"), and Norwest Bank Minnesota, National Association, as trustee, the undersigned, as Trustee, hereby certifies that it has reviewed each Mortgage File delivered to it and that with respect to each Home Equity Loan listed on the Home Equity Loan Schedule (other than any Home Equity Loan paid in full or any Home Equity Loan specifically identified in Annex I hereto), and as to any document noted in an exception included in the Trustee's initial certification:

         1. all documents constituting part of such Mortgage File required to be delivered to it pursuant to Section 2.01 of the Pooling Agreement are in its possession;

         2. such documents have been reviewed by us, appear to be what they purport to be and relate to such Home Equity Loan; and

         3. based on our examination and only as to the foregoing, the information set forth in the Home Equity Loan Schedule which corresponds to items (ii), (iii), (iv), (v), (vi), (vii) and (viii) of the definition of "Home Equity Loan Schedule" in the Pooling Agreement accurately reflects information set forth in the Mortgage File.

         The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability due authorization, recordability or genuineness of any of the documents contained in the Mortgage File of any of the Home Equity Loans identified on the Home Equity Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Home Equity Loan.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling Agreement.

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION,
                                          as Trustee



                                        By: ______________________________
                                            Name:
                                            Title:

                                                        ANNEX I TO EXHIBIT M-3

                             TRUSTEE'S EXCEPTIONS